UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2009
SELECTICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)
1740 Technology Drive, Suite 450
San Jose, CA 95110
(408) 570-9700
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Election of New Director. On January 7, 2009, the Company’s Board of Directors (the “Board”) elected Alan Howe as a new member of the Board, effective immediately, with a term that continues until the Company’s 2009 annual meeting of stockholders and until his successor has been duly elected and qualified.
In connection with his election, Mr. Howe will be eligible for stock option grants and restricted stock unit grants for non-employee directors pursuant to the terms of the Company’s Compensation Plan for Non-Employee Directors (the “Director Plan”).
On January 12, 2009, the Company issued a press release that announced the appointment of Mr. Howe to its Board. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
Exhibit 99.1	Press Release of Selectica, Inc., dated January 12, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 12, 2009	SELECTICA, INC.
	By:	/s/ Richard Heaps
Richard Heaps
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Exhibit
Exhibit 99.1	Press Release of Selectica, Inc., dated January 12, 2009.